UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2016

PARSLEY ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36463	46-4314192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

303 Colorado Street, Suite 3000

Austin, Texas 78701

(Address of Principal Executive Offices)

(Zip Code)

(737) 704-2300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On March 17, 2016, Parsley Energy, Inc. (the “Company”) issued a news release announcing its participation at the upcoming Scotia Howard Weil 2016 Energy Conference in New Orleans, as well as the posting of a new investor presentation to its website.

A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The investor presentation may be viewed on the Company’s website (www.parsleyenergy.com) by selecting “Investor Relations,” then “Events & Presentations.”

The information in this Item 7.01 (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	News Release, dated March 17, 2016, titled “Parsley Energy to Participate in the Scotia Howard Weil 2016 Energy Conference.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARSLEY ENERGY, INC.

By:	/s/ Colin W. Roberts
Colin W. Roberts
Vice President—General Counsel

Dated: March 17, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release, dated March 17, 2016, titled “Parsley Energy to Participate in the Scotia Howard Weil 2016 Energy Conference.”